Exhibit 99.40

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-H

KEY PERFORMANCE FACTORS
July 31, 2000



Expected B Maturity 4/15/2004


Blended Coupon 7.0020%


Excess Protection Level
3 Month Average   5.67%
July, 2000   5.86%
June, 2000   5.26%
May, 2000   5.88%


Cash Yield19.22%


Investor Charge Offs 4.57%


Base Rate 8.79%


Over 30 Day Delinquency 4.81%


Seller's Interest11.87%


Total Payment Rate14.13%


Total Principal Balance$55,010,319,976.67


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$6,529,119,458.18